[logo - American Funds(sm)]

The right choice for the long term(sm)

NEW WORLD FUND

GLOBALLY LOCAL

Annual report for the year
ended October 31, 2001

[cover photograph: ships in a harbor at sunset]


NEW WORLD FUND(SM)

NEW WORLD FUND IS ONE OF THE 29 AMERICAN FUNDS,(SM) THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. FOR SEVEN DECADES, CAPITAL RESEARCH AND MANAGEMENT COMPANY,(SM) THE AMERICAN FUNDS ADVISER, HAS INVESTED WITH A LONG-TERM FOCUS BASED ON THOROUGH RESEARCH AND ATTENTION TO RISK.

NEW WORLD FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN STOCKS AND BONDS WITH SIGNIFICANT EXPOSURE TO COUNTRIES THAT HAVE DEVELOPING ECONOMIES AND/OR MARKETS.


HOW A $10,000 INVESTMENT HAS FARED

This chart shows the history of a $10,000 investment in the New World Fund from June 17, 1999 - the date of the fund's inception - through October 31, 2001 - the end of the fund's latest fiscal year.


[mountain chart]

Date              Morgan Stanley Capital           New           Morgan Stanley Capital
                  International All Country        World         International Emerging
                  World Free Index /1/             Fund          Markets Free Index /1/
6/17/99           $ 10,000                         $  9,425      $ 10,000
10/31/99 /2/      $ 10,338                         $  9,468      $  9,687
10/31/00          $ 10,421                         $  9,192      $  8,833
10/31/01          $  7,800                         $  7,801      $  6,761


[end chart]

/1/Results reflect payment of the 5.75% maximum sales charge on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for investments larger than $25,000. No adjustment has been made for income or capital gains taxes. All results calculated with dividends reinvested.

/2/The index is unmanaged and does not reflect sales charges, commissions, or expenses. Index results are in USD with gross dividends reinvested.

/3/For the period June 17 through July 31, 1999.

Past results are not predictive of future results.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for various periods:

CLASS A SHARES                            PERIODS ENDED
reflecting 5.75% maximum sales            OCTOBER 31, 2001        SEPTEMBER 30, 2001
charge
One year                                  -20.01%                 -27.98%
Lifetime                                  -9.94                   -11.79

Results for other share classes can be found on page 28. Please refer to americanfunds.com for the most current investment results.

Please see back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES (ESPECIALLY IN DEVELOPING COUNTRIES) INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL.

A COMMON LINK: You may have noticed a new logo on the cover. The interlocking boxes have been adopted by American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.



FELLOW SHAREHOLDERS:

During a year in which stock prices retreated worldwide, downside resilience made a difference for investors in New World Fund. Within the fund's broadly diversified portfolio, traditionally defensive stocks in the developed world and the continued relative strength of developing-country bonds were of particular help in holding the fund's decline well below that of comparable investments.


INVESTMENT RESULTS

For the 12-month period ended October 31, 2001, New World Fund's net asset value decreased from $22.81 per share to $19.04, representing a total return of -15.1% if, like most shareholders, you reinvested the dividend of 37 cents that was paid in December 2000.

The "Results at a Glance" table below provides several relevant comparisons to help you place New World Fund's results in context. As you can see, the fund retained more of its value in this difficult environment than many other investments. Both the Morgan Stanley Capital International (MSCI) All Country World Free Index, the fund's primary benchmark, and the MSCI World Index declined roughly 25% over the most recent 12-month period. The MSCI Emerging Markets Free Index shed just over 23% of its value during the same period.

In pursuit of long-term capital appreciation, your fund blends three types of investments - stocks of companies based in the developed world with significant exposure to the developing world, stocks of companies based in developing countries, and government and corporate bonds of developing-country issuers. This investment strategy was specifically designed to temper some of the volatility that historically has been associated with investing in developing countries. As the fund's results bear out, the diversification inherent in this strategy has had a positive impact.


THE INVESTMENT ENVIRONMENT

The past year has been a particularly difficult period for equity markets around the globe. Optimism that the United States could avoid a recession on the strength of continued strong consumer spending was quickly lost in the aftermath of the terrorist attacks of September 11. It now seems likely that the U.S. and global economies will end the year significantly weaker than economists had predicted.

There is light amid the general global gloom, however. The perennial bright side of a market downturn is the increased number of attractively valued opportunities that are created.

As the valuations of companies in both the developed and developing worlds became even more attractive, we took the opportunity to add to a number of the fund's positions in the banking and food products sectors, as well as adding new companies to our telecommunications holdings.

Developing-country bonds were another bright spot. Although weakening over the past few months, they generally delivered positive returns for investors. The dramatic decline in U.S. interest rates bolstered bond prices, while at the same time helped alleviate the interest payments of indebted developing countries.

[Begin Sidebar]
RESULTS AT A GLANCE
Average annual compound returns with all distributions reinvested
(unless otherwise noted)

                                          ONE YEAR          LIFETIME         LIFETIME
                                          (11/1/00-         (since           total
                                          10/31/01)         6/17/99)         return
New World Fund                            -15.14%           -7.66%           -17.22%
Morgan Stanley Capital
International (MSCI)
All Country World Free Index              -25.15            -9.94            -32.39
MSCI World Index                          -25.24            -9.37            -20.82
MSCI Emerging Markets Free (EMF)          -23.46            -15.21           -32.39
Index
JP Morgan Emerging Markets Bond           +3.51             +11.99           +30.81
Index Plus

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI All Country World Free Index, which blends the MSCI World and EMF indexes, weighted by market capitalization. The MSCI World Index measures 23 developed country stock markets, while the MSCI EMF Index measures 26 developing country stock markets. New World Fund also invests in developing country government and corporate bonds. The JP Morgan Emerging Markets Bond Index Plus measures total returns for developing country bonds. The indexes are unmanaged and do not reflect the effects of sales charges, commissions or expenses.
[End Sidebar]

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED
Geographical distribution of net assets on October 31, 2001

DEVELOPED MARKET EQUITIES

Asia

Japan                                3.9%

Hong Kong                            3.6

Taiwan                               1.4

Singapore

Australia

The Americas

United States                        10.8

Canada                               .1

Europe

United Kingdom                       3.7

France                               2.3

Ireland                              1.8

Norway                               1.1

Greece                               1.1

Finland                              1.1

Spain                                1.1

Netherlands                           .9

Switzerland                           .9

Sweden                                .5

Asia

South Korea                          8.2%

India                                5.8

Philippines                          3.8

People's Republic

of China                             2.4

Thailand

Indonesia                             .3

The Americas

Brazil                               7.2

Mexico                               6.3

Europe

Russian Federation                   1.7

Turkey                               1.3

Poland                               1.2

Republic of Croatia                  .6

Africa/Middle East

South Africa                         3.1

Israel                               2.5

DEVELOPED MARKET BONDS

Netherlands                          .2%

DEVELOPING MARKET BONDS

Asia

Philippines                          .6%

The Americas

Brazil                               2.3

Mexico                               1.8

Panama                               1.1

Argentina                            .6

Europe

Russian Federation                   1.8

Poland                               .8

Turkey                               .7

Republic of Croatia                  .6

CASH & EQUIVALENTS                   9.0

TOTAL                                100.0%


[End Sidebar]
We are encouraged that, in some developing countries, low valuations, improving fundamentals and ongoing economic reforms are beginning to have a demonstrably positive effect on stock prices. South Korea offers a good example. As we have reported to you in the past, sustainable economic growth for developing countries depends to an extent on the resolve of each government to carry through the reforms that are necessary to improve corporate governance, restructure the economy and again attract foreign investors. We have been notably impressed with the reforming steps that South Korea has taken since the currency crisis of 1997. Taken together, these actions were a contributing factor to the overall relative health of the Korean stock market, which declined less than 1% over our fiscal period.

Economic reform is a long road, with the probability of detours along the way. South Korea is further down this road than most developing countries, perhaps, but its experience offers other countries encouragement to continue with their own reforms.


THE FUND'S PORTFOLIO

New World Fund, like the 28 other American Funds, invests with a long-term focus based on thorough research into individual companies. This company-by-company approach helps to provide your fund with both geographic and industry diversification. As of October 31, you were part owner through the fund of 125 companies in 31 countries across a broad range of industries.

Here is a brief look, arranged by the fund's three types of investments, at some of the companies and recent developments that have had an impact on your investment.


DEVELOPED MARKET EQUITIES

As you know, your fund invests in select developed-world companies that have a significant portion of their assets or revenue attributable to developing countries. The United States was again the fund's largest geographic concentration among developed countries, representing nearly 11% of assets. Many of the multinational companies in this component of the portfolio are in traditionally defensive sectors such as food, personal care and household products. Investors historically have favored these sectors during periods of market uncertainty, though we own these stocks primarily for their exposure to developing countries and the resultant long-term growth prospects. New World Fund's strategy was specifically designed to include such companies, and is one of the important differences between New World and other mutual funds that seek to participate in the growth of developing countries.

Among the U.S. multinationals in the portfolio, Sara Lee (+3.4%) and PepsiCo (+0.6%) made positive contributions to the fund's results. Avon Products (-3.4%) and Coca-Cola (-20.7%) fared less well, but all four companies posted better results than the U.S. stock market as a whole. In the short term, these companies have widely recognized brand names and somewhat recession-proof product lines. Looking long-term, their brands, products and exposure to developing countries bode well for future growth.

We took advantage of a number of opportunities created by declining stock prices. A new addition to the fund's portfolio is Unilever, the Anglo-Dutch food and personal products company. Like the U.S. companies mentioned above, Unilever has a growing presence in developing countries, which account for about 30% of its annual earnings. Some of Unilever's largest developing markets are Brazil, Indonesia and India (where it is the largest consumer products company). In 2000, Unilever acquired Best Foods, itself a company with extensive exposure to developing markets. Developing-country economies and developing-country consumers grow in tandem. As their tastes and preferences grow, consumers often move up through a range of products, from inexpensive to higher end, branded products. Unilever's product lines are constructed to benefit from improving consumer affluence, while its brand names - including Hellman's mayonnaise, Dove soap and Lipton tea - are attractive to consumers the world over.

Banks remained our largest industry concentration, accounting for nearly 8% of assets. Weakness in the sector, especially in the third quarter of 2001, afforded us an opportunity to increase our position in HSBC Holdings. You can learn more about HSBC, one of the world's largest banking organizations, in the feature article that begins on page 4.


DEVELOPING MARKET EQUITIES

As we mentioned earlier, the South Korean stock market was one of the world's strongest over our fiscal period. As the Korean market's performance would imply, the stocks of many Korean companies have held up relatively well during this global downturn.

Three of our ten largest holdings - Samsung Electronics, Samsung Electro-Mechanics and Samsung SDI - are South Korean technology companies. Despite the fact that technology companies around the world have been especially hard hit over the past 18 months, these Korean companies have done well in comparison. Although all three stocks declined in price over our fiscal period, the magnitude of their declines was significantly less than that of their developed-world counterparts. Korean companies accounted for just over 8% of the fund's assets, a slightly larger position than a year ago and still our largest geographic concentration in developing Asia.


DEVELOPING MARKET BONDS

Your fund invests in developing-country bonds for their total return potential
- income and price appreciation. In another example of gradual economic improvement, Mexican government bonds were upgraded to investment-grade status in March of 2000 and Mexico is now a component of the Salomon Smith Barney Broad Investment-Grade Bond Index. As a result, Mexican debt is now a larger part of U.S. high-grade bond investors' portfolios, and Mexican bond prices have strengthened as a result. At the close of our fiscal period, we held nearly 1.8% of assets in Mexican government bonds. Another 2.3% of the portfolio was held in Brazilian government bonds, which have also benefited from improving credit quality over the fund's lifetime.

Political considerations have always been a factor for investors to consider when assessing the opportunities and risks of global investing; they are even more important in light of the terrorist attacks of September and the war in Afghanistan. As a result, geography has assumed a new importance in lending and investing. Far from the Middle East, Argentina and its ongoing economic troubles, while still of concern, have nonetheless become less important to world governments and investors. At the same time, attention to the economic health of developing Europe has increased, and our Russian and Turkish bonds have generally benefited from this renewed investor interest. Your fund held just under 2% of assets in Russian bonds and nearly 1% in Turkish bonds, both of which appreciated in price over our fiscal period.

The resilience that New World Fund has demonstrated in the current investment environment is partly a function of our diversified portfolio. Unique among mutual funds that seek to participate in the economic growth of the developing world, your fund invests in developed-world companies in order to provide exposure to growing sectors of developing economies while at the same time providing a measure of stability to the fund's portfolio. To learn more about the role of multinational companies in the fund's strategy, we invite you to read the article that begins on the following page.

We appreciate your continued support and look forward to reporting to you again in six months.

Cordially,

/s/ Gina H. Despres
Gina H. Despres
Chairman of the Board

/s/ Robert W. Lovelace
Robert W. Lovelace
President

December 4, 2001


GLOBALLY LOCAL

[Begin Sidebar]
Multinational companies are an important part of New World Fund's investment strategy. Typically based in the developed world, multinational or global companies have exposure to a wide range of the world's economies. As such, they provide the portfolio with geographic and economic diversification. These companies are usually large and have historically been more stable than smaller companies, so they may temper some of the fund's overall volatility. Most important, these companies offer a way to participate in growing sectors of developing economies - such as food products, financial services and personal care products - that investors might otherwise miss out on if they invest only in companies based in developing countries.

We selected three such companies from the fund's portfolio to offer you a closer look: HSBC Holdings, Groupe Danone and Avon Products. All three companies embody the types of businesses, brand strategies and strong, focused management that we look for when investing your money. Each of these companies has a local strategy for success as a global company.

Because you are a part-owner of each of these companies, their strategies for success in developing markets are your strategies as well. You also have one of the world's most experienced global investment management companies working for you. New World Fund and the 28 other American Funds are part of a global organization that invests with a value-oriented, long-term outlook.

We've been investing outside the United States for nearly 50 years, always incorporating the local perspective in our decision-making process. Our research analysts come from more than 24 countries and speak nearly two dozen languages. They travel thousands of miles each year, inspecting companies and meeting with their management teams, as well as their customers, competitors and suppliers. Having been born and raised in countries they often visit for investment research, our analysts have an easy familiarity with local custom as well as a deeper understanding of the language, government and national sentiment.

We invite you to meet three of our analysts, along with the companies they follow, on the next few pages.
[End Sidebar]


HSBC HOLDINGS
MULTI-LOCAL

Describe HSBC as a global company and Sir John Bond, the bank's chairman, is quick to clarify: "$Global' is not a word we use. We say $multi-local.'"

That sums up the outlook and the strategy of HSBC, one of the world's largest banking organizations. From its origins as The Hongkong and Shanghai Banking Corporation Limited in 1865, the company now does business in 78 countries around the world. Developing countries play an integral role in the bank's business strategy.

LINKING TWO WORLDS

"As the world defines emerging markets, roughly half our business is in the developing world and half in the developed world," says Sir John. "We believe, over a sustained period of time, if you pick the right emerging markets, almost definitionally they will have higher rates of growth, and faster rates of wealth creation off a smaller base. Therefore, they offer extremely interesting investment opportunities.

"But we should never lose sight of the fact that, today, a majority of the world's wealthy people live in the developed world. So what we aim to do is provide a balance between those two worlds."

Being positioned to serve both the developed and developing worlds offers HSBC other opportunities as well. "A large part of our competitive advantage is the ability to provide identical quality service in markets around the world," says Douglas Flint, the bank's chief financial officer. "Say you are a business in the developed world and you bank with us. HSBC can help you enter new markets - developing markets - where you might otherwise have to bank with people that you don't know as well or don't know you as well. And the reverse is also true:
We are able to help our customers in emerging markets with their banking needs in the developed world."

"As another example, consider trade finance," offers Sir John. "A large amount of what's produced in emerging markets is consumed in the developed world. Now, our share of deposits in Canada is small, but our share of the import business is 25%. We're the largest bank in the import business in Canada. So there really are a number of advantages - and interconnections - in diversifying our business between these two worlds."

[photograph: Shanghai skyline]
[Begin Caption]
The hexagonal HSBC logo is one of the world's 100 most recognized brands and derives from the "house flag" that first flew over the company's Hong Kong and Shanghai offices in 1865. Today, the HSBC building (at left) is still a prominent part of the Shanghai skyline.
[End Caption]


A UNIFIED BRAND

Over the past few years, HSBC has successfully established a global brand for the bank. "Many of our clients are international. We do business internationally with major multinational companies. They want to deal with a bank which knows where it is in the world. The global brand established HSBC in a way that didn't exist when we had many different company names inside the group," says Sir John.

"But there's an equally important reason, and that is the Internet. How do you present yourself on the Internet if you have 500 different company names? Do we want our customers to have to scroll through 500 different pages in order to find out with whom they are doing business? So our decision to establish a global brand was powered primarily by our clients and the need for our clients to have clarity about who HSBC is and where we are represented in the world."

Along with the benefits that come from a single global brand are challenges. HSBC often enters new markets by acquiring an existing bank "that already embraces the key elements of our corporate culture: dealing fairly with our clients, integrity, thrift with shareholders' money, and a conservative appetite for risk," says Sir John. "As long as you behave as a local bank, I don't think people worry too much about what the name of the bank is. Our job is to have a core set of HSBC values that transcend the world, and thereafter, to be a Brazilian bank in Brazil, a French bank in France, and a Chinese bank in China."

[photograph: Isabelle de Wismes]
[Begin Sidebar]
Investment analyst Isabelle de Wismes is originally from France. Now based in New York, she brings more than 18 years of industry experience to her role as one of three analysts covering the banking sector for American Funds.

"HSBC's longstanding historical operations in Asia, coupled with focused management, provide it with exceptional experience operating in developing countries. Under the group umbrella, it is in the singular position of being able to provide banking services for cross-border transactions to its local customers. From my meetings with HSBC management in both developing and developed countries, I am confident that HSBC can successfully combine being local with thinking global."


HSBC HOLDINGS PLC
FOUNDED: 1865
2001 ASSETS: US$692 billion at June 30, 2001
HEADQUARTERS: London

Through its global network of 6,500 offices in 78 countries and territories around the world, HSBC offers a comprehensive range of financial services to personal, commercial, corporate, institutional, and investment and private banking clients.
[End Sidebar]

[photograph: Didier Rheme]
[Begin Sidebar]
From his base in London, Didier Rheme is the investment analyst who follows global food product companies for American Funds. Born in Switzerland, Didier has been with us for five years.

"Danone has built leadership positions in its three product categories in emerging markets and is therefore extremely well-positioned to capture the superior growth coming from these markets. Danone has a very focused strategy targeting carefully selected markets. As a result, Danone generates 75% of its emerging-markets sales from what it considers the five most attractive countries. Along with driving growth, Danone's strategy results in higher profitability as critical mass is reached in key emerging markets."


GROUPE DANONE
FOUNDED: 1899 - food business founded in 1970
2000 SALES: US$12.6 billion
HEADQUARTERS: Paris

Principal brands include Evian, Volvic, Sparkletts and Wahaha bottled waters, LU biscuits and cookies, and Danone/Dannon yogurts.
[End Sidebar]

[photograph: Danone Health Boutique, China]
[Begin Caption]
"Health" is one of Danone's best-selling bottled water brands in China. The company operates a number of Danone Health Boutiques where customers may purchase Health products - or have them home delivered.
[End Caption]


GROUPE DANONE
A TASTE FOR THE WORLD

The French like it liquidy. Germans want something they could stand a spoon in. And Americans? They like it like Italians do: somewhere in between. Multinational companies face any number of challenges, not the least of which is that people around the world have different ideas about what makes the perfect yogurt.

Granted, this is a challenge uniquely facing Groupe Danone, the makers of Dannon yogurt. The French company sells its products in 120 countries around the world. Its global business scope means that Danone encounters many of the same challenges as other multinationals. Most global companies have strategies to mitigate the effect of currency fluctuations on their profits, for instance, and Danone is no exception. But global food product companies also face a uniquely variable challenge: pleasing people's taste buds.


FOCUSED AND BALANCED

Danone's business strategy is ambitious. In each of three distinct product categories, the company strives to be one of the two best-selling brands wherever its products are sold. "Over the past few years, we have realigned our business to focus on three kinds of products: water, biscuits and dairy," says Danone's chairman and chief executive officer, Franck Riboud. "We also made a deliberate decision to build our operations in the rest of the world. Ten years ago, areas outside of western Europe were 10% of our business. Now they are 41%."

Danone made the decision to expand its business operations into developing countries for a number of reasons. "The first reason, obviously, was the classic one: to build a kind of balance between countries, between risk and opportunities. Such balance is very important if you decide to do business in emerging countries.

"A good example is Latin America. Ten years ago the Mexican economy was a nightmare, Brazil was okay and Argentina was quite good. Now Mexico is booming, Brazil is better and Argentina is a nightmare. That is how things change. But if you are a food company, you have to be in Latin America because of the large number of consumers. So what do you do? Diversify. That's why we balance our business.

"Our job is to find a way to continue to deliver what we expect from these countries - in terms of sales, profits, market share - even if a country's economy is a nightmare," Mr. Riboud continues. "The situation can turn around. Russia is a good example. Russia two years ago was awful; today we are growing at 60% there. So we have to look at the world and build balance, not only between countries but also between big areas: Latin America, eastern Europe, southeast Asia."


ACCEPT AND TRANSFER

"The second reason for expanding into emerging countries was growth. We need to lay the foundations for future profit growth, because I'm convinced that the trees are not growing to the sky," says Mr. Riboud. "Developing markets offer us the most growth potential. They also help us to think differently about the growth of our entire business.

"The Danone corporate culture is built on $accept and transfer.' If we have a good product in Asia or Latin America, we accept, as a company, that there is this other way to eat, there is another taste, another texture. And we think, how can we transfer this to another country, say France? So our presence in emerging countries can help us in all of our markets.

"Human resources are another example. We utilize local management to a large degree," says Mr. Riboud. "In China, for example, all but three members of our management team are Chinese. They know the culture, they know the market, and they bring this expertise with them to Danone. We grow as a company by listening and learning from them. Again, $accept and transfer.'"


GLOBAL COMPANY, LOCAL CUSTOMERS

One of the best ways to be global, as exemplified by HSBC, is to be local. In some ways, Danone has no choice: The relatively short shelf life of dairy products, for instance, means that Danone must have local manufacturing and distribution capabilities. That often means forging ties with established local companies, which offers even further opportunities. "Local businesses know their customers better than anyone else," says Mr. Riboud, "and we are open to learning what they have to teach us."

For example, in Indonesia Danone has developed different products for different distribution channels. "We have to adapt the business to the realities of the situation. In western Europe, distribution is primarily through the large retailers. But in Indonesia, the distribution channels are different - some large retailers, but many, many smaller ones. We've developed different products for each channel, so we protect the smaller retailers but we also benefit from the growth that the big retailers can bring to us."

Developing countries present Danone with yet another opportunity, one that clearly energizes Franck Riboud. "I think that in the emerging countries we can really develop Danone culture," he concludes. "Retailers in developing countries love to be close to their customers. And customers everywhere, but especially in developing countries, need healthy products and good nutrition. That is what we are about: meeting the health and nutrition needs of each customer. So clearly there is a fit between these emerging countries, the Danone philosophy and our product categories."


AVON PRODUCTS
CALLING ALL OVER THE WORLD

From its very first international venture, Avon demonstrated that it recognized the growth potential in developing markets.
"Avon has been a global beauty company for almost 50 years," says Andrea Jung, the chairman and chief executive officer of Avon Products. "We first began to sell our products outside the United States in 1954 in Venezuela, and we're now in more than 140 countries."


THE BEAUTY OF GLOBALIZATION

Last year, Avon's sales worldwide reached a record level of $5.7 billion. More than 60% of that revenue was made from sales outside the United States, including a large percentage of that derived from developing countries. "Avon's growth in emerging markets has been dramatic," continues Ms. Jung. "Just over the past five years, for example, our sales have grown more than 30% in central and eastern Europe, and operating profits there have risen more than 44%, making these markets growing contributors to our overall European portfolio. To give another example, our sales in China grew 44% last year, to $71 million, and we expect that number to more than double by 2003."

In Latin America, where Avon first expanded its operations, that decision has reaped great rewards. "In many Latin American countries, Avon is the number-one direct seller," says Ms. Jung. "We also have leading market shares in major beauty categories, such as cosmetics, fragrances and skin-care products." Despite economic volatility in the region, sales and profits continue to increase on a local-currency basis. "Our management in these markets have decades of experience in dealing with the economic realities of the region: volatility, currency fluctuations. Avon has always emerged stronger from these situations."

One of the reasons behind this enviable growth trend is the powerful equity in the Avon brand. "Women everywhere know the $Avon' name," says Ms. Jung. "It's one of the best-known brand names in the world. We have worked hard to strengthen the brand image over the past few years, investing more in advertising and offering samples of Avon products to attract new customers." For women in the countries where its products are sold, the Avon name stands for high-quality products sold at affordable prices by local representatives providing personal service.

Another factor in Avon's consistent growth has been identifying new markets. "We've entered 26 new markets since 1990, many of them developing countries," says Ms. Jung, "and we don't plan to stop there." Along with Avon's long-standing and successful operations in established markets, these new businesses comprise a well-diversified global operation.


THE POWER OF PERSONAL SERVICE

As is also the case with Danone, Avon faces the daunting challenge of trying to satisfy personal taste on a global scale. In doing so, one of Avon's greatest assets is its direct-selling business model. Through its individual representatives around the world, Avon's direct-selling approach is unparalleled in anticipating local expectations and delivering local service. Few if any other sales forces know their local markets better than Avon's representatives who live and work, play and relax with their customers.

"Our representatives are the heart and soul of Avon," says Ms. Jung. "The person-to-person service that our representatives offer is one of our most important advantages. And it is not just an advantage for Avon. Our customers benefit too. They deserve caring and respectful service, and that is what we provide."

Avon is providing its representatives with more training and more support than ever before. "And we continue to create new and more lucrative earnings opportunities for our representatives," Ms. Jung adds. As a result, the number of representatives is growing - an increase of 14% in just the past year alone. "I'm proud of our sales force. Wherever I meet our representatives, I always find them to be warm, friendly people who believe in the service they provide and the products we sell. In many ways, the power of Avon is the power of the personal representative.

"And I'm proud of the fact that our company offers millions of women an opportunity to earn a living and help support themselves and their families. Many of them make selling Avon products a full-time job."
Avon not only recognizes the growth potential in developing countries, it also contributes to it.

[photograph: Carl Kawaja]
[Begin Sidebar]
Carl Kawaja is one of New World Fund's five portfolio counselors. He also follows the health and personal care industry for the fund. Born in Canada and currently based in San Francisco, Carl has been with us since 1991.

"Avon is extraordinarily well-positioned in developing countries because it has more than three million representatives in these countries, on the ground, selling these products every day. I've met some of these representatives. They're very impressive. They're entrepreneurial. I can't help but be optimistic about these representatives' success, and their success will mean success for Avon.

"Avon has the right products and the right sales force to succeed in developing markets."


AVON PRODUCTS
FOUNDED: 1886
2000 SALES: US$5.7 billion
HEADQUARTERS: New York City

Avon product lines include cosmetics, skin care, fragrances and toiletries, and are sold by more than 3.4 million representatives in more than 140 countries. [End Sidebar]

[photograph: group of people holdings various Avontade! magazines]
[Begin Caption]
Each year, Avon publishes more than 600 million sales brochures in some 12 languages. Avontade! ("at ease") is an Avon employee publication read by Brazilian associates like these. Of course, a smile communicates in any language.
[End Caption]


WHAT MAKES AMERICAN FUNDS DIFFERENT?

NEW WORLD FUND IS A MEMBER OF THE AMERICAN FUNDS, THE NATION'S THIRD-LARGEST MUTUAL FUND FAMILY. YOU WON'T FIND US ADVERTISED, YET THOUSANDS OF FINANCIAL ADVISERS RECOMMEND THE AMERICAN FUNDS FOR THEIR CLIENTS' SERIOUS MONEY - MONEY SET ASIDE FOR EDUCATION, A HOME, RETIREMENT AND OTHER IMPORTANT DREAMS.

WHAT OUR 29 FUNDS HAVE IN COMMON IS A COMMITMENT TO YOUR BEST INTERESTS AND THE PROVEN APPROACH OF OUR INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY. IN BUSINESS SINCE 1931, CAPITAL RESEARCH'S CALLING CARDS INCLUDE:

- A LONG-TERM, VALUE-ORIENTED APPROACH: Rather than follow short-term fads, we rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds compared with many large fund families, allowing us to maintain a careful focus on our objectives and enabling you to benefit from economies of scale.

- A GLOBAL PERSPECTIVE: We opened our first overseas office in 1962, well before most mutual funds began investing internationally. Today, the American Funds draw on one of the industry's most globally integrated research networks. Capital Research spends substantial resources getting to know companies and industries around the world.

- A MULTIPLE PORTFOLIO COUNSELOR SYSTEM: More than 40 years ago, we developed a unique strategy for managing investments that blends teamwork with individual accountability. Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time, this method has contributed to consistency of results and continuity of management.

- EXPERIENCED INVESTMENT PROFESSIONALS: More than 75% of the portfolio counselors who serve the American Funds were in the investment business before the sharp stock market decline of October 1987. Long tenure and experience through a variety of market conditions mean we aren't "practicing" with your money.

- A COMMITMENT TO LOW OPERATING EXPENSES: You can't control market returns, but you can control what you invest in and how much you pay to own it. The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

MOST FINANCIAL ADVISERS SUGGEST THAT INVESTORS BALANCE THEIR PORTFOLIOS BY INVESTING ACROSS SEVERAL TYPES OF INVESTMENTS. WHICH MIX IS RIGHT FOR YOU? THAT DEPENDS ON A NUMBER OF THINGS - INCLUDING YOUR RISK TOLERANCE, INVESTMENT TIME HORIZON AND FINANCIAL GOALS. THE 29 AMERICAN FUNDS OFFER AN ARRAY OF INVESTMENT OBJECTIVES TO HELP YOU AND YOUR FINANCIAL ADVISER BUILD A PORTFOLIO SPECIFICALLY TAILORED TO YOUR NEEDS.

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
  AMCAP Fund(r)
  EuroPacific Growth Fund(r)
  The Growth Fund of America(sm)
  The New Economy Fund(r)
  New Perspective Fund(r)
  New World Fund(sm)
  Smallcap World Fund(r)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
  American Mutual Fund(r)
  Capital World Growth and Income Fund(sm)
  Fundamental Investors(sm)
  The Investment Company of America(r)
  Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds
  Capital Income Builder(r)
  The Income Fund of America(r)

- BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds
  American Balanced Fund(r)

- BOND FUNDS
 Emphasis on current income through bonds
  American High-Income Trust(sm)
  The Bond Fund of America(sm)
  Capital World Bond Fund(r)
  Intermediate Bond Fund of America(r)
  U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
  American High-Income Municipal Bond Fund(r)
  Limited Term Tax-Exempt Bond Fund of America(sm)
  The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
  The Tax-Exempt Fund of California(r)
  The Tax-Exempt Fund of Maryland(r)
  The Tax-Exempt Fund of Virginia(r)

- MONEY MARKET FUNDS
 Seeking stable monthly income through money market instruments
  The Cash Management Trust of America(r)
  The Tax-Exempt Money Fund of America(sm)
  The U.S. Treasury Money Fund of America(sm)

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER, DOWNLOAD ONE FROM OUR WEBSITE AT AMERICANFUNDS.COM, OR PHONE THE FUNDS' TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180.

PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISER FOR A COPY OF OUR BROCHURE A PORTFOLIO FOR EVERY INVESTOR. WE ALSO OFFER A FULL LINE OF RETIREMENT PLANS AND VARIABLE ANNUITIES.


Industry Diversification
                                                                               Percent of
                                                                               Net Assets
[pie chart]
Banks
Electronic Equipment                                                                  7.59
Pharmaceuticals                                                                       7.46
Oil & Gas                                                                             5.77
Beverages                                                                             5.33
Other Industries                                                                      4.82
Bonds & Notes                                                                        49.52
Cash & Equivalents                                                                   10.49
                                                                                      9.02

[end chart]


                                                                              Percent of
 Ten Largest Holdings                                                         Net Assets

Housing Development Finance                                                         2.57
Samsung SDI                                                                         2.23
Petrobras                                                                           1.99
Samsung Electronics                                                                 1.86
Sappi                                                                               1.77
Aventis                                                                             1.50
Fomento Economico Mexicano                                                          1.47
Coca-Cola                                                                           1.40
Unibanco-Uniao de Bancos Brasileiros                                                1.39
Samsung Electro-Mechanics                                                           1.33

New World Fund, Inc.
Investment Portfolio, October 31, 2001
                                                                                            Shares or
                                                                                            Principle
Equity Securities                                                                               Amount

BANKS  - 7.59%
Unibanco-Uniao de Bancos Brasileiros SA,                                                     952,000.00
units (GDR) (Brazil)
Bank Zachodni WBK (formerly Wielkopolski                                                   1,017,375.00
Bank Kredytowy SA) (Poland) /1/
Yapi ve Kredi Bankasi AS (Turkey) /1/                                                  4,659,577,500.00
Allied Irish Banks, PLC (Ireland)                                                            870,000.00
ICICI Bank Ltd. (India)                                                                    3,913,799.00
ICICI Bank Ltd.  (ADR)                                                                        27,000.00
HSBC Holdings PLC (United Kingdom)                                                           746,800.00
ABN AMRO Holding NV (Netherlands)                                                            525,265.00
Bank of the Philippine Islands (Philippines)                                               6,756,275.00
DBS Group Holdings Ltd. (Singapore)                                                          794,408.00
Australia and New Zealand Banking Group Ltd. (Australia)                                     310,000.00
Shinhan Financial Group Co., Ltd. (South Korea) /1/                                          250,000.00


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  7.46%
Samsung SDI Co., Ltd. (South Korea)                                                          595,000.00
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                            636,960.00
Hon Hai Precision Industry Co., Ltd. (Taiwan)                                              3,296,000.00
Hon Hai Precision Industry Co., Ltd. 0%                                                    1,710,000.00
convertible debentures 2005 /2/
Hankuk Electric Glass Co., Ltd. (South Korea)                                                237,430.00
Orbotech Ltd. (Israel) /1/                                                                   402,500.00
Kingboard Chemical Holdings Ltd. (Hong Kong)                                               8,994,000.00
Kingboard Chemical Holdings Ltd., warrants, expire 2003                                      899,400.00
Venture Manufacturing (Singapore) Ltd (Singapore)                                            651,800.00


PHARMACEUTICALS  -  5.77%
Aventis SA (France)                                                                          219,000.00
AstraZeneca PLC (United Kingdom)                                                             263,200.00
M/s. Dr. Reddy's Laboratories Ltd. (India)                                                   365,000.00
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                           114,000.00
Pfizer Inc (USA)                                                                             160,000.00
PLIVA d.d. (GDR) (Croatia) /2/                                                               760,000.00
Pharmacia Corp. (USA)                                                                        154,700.00


OIL & GAS  -  5.33%
Petroleo Brasileiro SA - Petrobras, ordinary                                               1,071,000.00
nominative (ADR) (Brazil)
Sasol Ltd. (South Africa)                                                                  1,433,700.00
LUKOIL (ADR) (Russia)                                                                        215,000.00
BP Finance PLC 3.00% exchangeable bonds 2006 (Russia) /2/                                  8,000,000.00
"Shell" Transport and Trading Co., PLC                                                        60,000.00
(New York registered) (United Kingdom)
Gulf Indonesia Resources Ltd. (Indonesia) /1/                                                275,000.00


BEVERAGES  -  4.82%
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                          510,000.00
Coca-Cola Co. (USA)                                                                          314,900.00
PepsiCo, Inc. (USA)                                                                          266,000.00
Anheuser-Busch Companies, Inc. (USA)                                                         195,000.00


WIRELESS TELECOMMUNICATION SERVICES  -  4.42%
China Unicom Ltd. (China) /1/                                                             11,903,300.00
GLOBE TELECOM, Inc., Class A (Philippines) /1/                                             1,042,096.00
GLOBE TELECOM, Inc., Class A, (PDR) /1/                                                       15,800.00
America Movil SA de CV, Series L (ADR) (Mexico)                                              652,000.00
COSMOTE Mobile Telecommunications SA (Greece)                                                750,000.00
Tele Nordeste Celular Participacoes SA,                                                      265,000.00
preferred nominative (ADR) (Brazil)
China Mobile (Hong Kong) Ltd. (China) /1/                                                  1,169,800.00

MEDIA  -  4.00%
ABS-CBN Holdings Corp. (PDR) (Philippines)                                                21,585,400.00
Independent News & Media PLC (Ireland)                                                     6,610,718.00
BEC World PCL (Thailand)                                                                   1,712,300.00
Globo Cabo SA (ADR) (Brazil) /1/                                                           1,931,100.00
Grupo Televisa, SA, ordinary participation certificates                                      157,000.00
(ADR) (Mexico) /1/
Promotora de Informaciones, SA (Spain)                                                       295,000.00
Antenna TV SA (ADR) (Greece) /1/                                                             233,900.00
Benpres Holdings Corp. (Philippines) /1/                                                  60,400,000.00
United Pan-Europe Communications NV (Netherlands) /1/                                        580,600.00

FOOD PRODUCTS  -  3.94%
Orkla AS, Class A (Norway)                                                                   735,857.00
Nestle SA (Switzerland)                                                                       45,500.00
Groupe Danone (France)                                                                        65,500.00
Sara Lee Corp. (USA)                                                                         285,400.00
Unilever PLC (United Kingdom)                                                                780,000.00
PT Indofood Sukses Makmur Tbk (Indonesia)                                                 16,515,000.00


PAPER & FOREST PRODUCTS  -  3.82%
Sappi Ltd. (South Africa)                                                                  2,051,100.00
Votorantim Celulose e Papel SA (ADR) (Brazil)                                                850,000.00
Kimberly-Clark de Mexico, SA de CV, Class A (Mexico)                                       3,550,000.00


DIVERSIFIED FINANCIALS  -  3.28%
Housing Development Finance Corp. Ltd. (India) /2/                                         1,100,159.00
Housing Development Finance Corp. /2/                                                        800,000.00
First Pacific Co. Ltd. (Hong Kong)                                                        71,806,036.00
ICICI Ltd. (ADR) (India)                                                                      16,100.00


DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.46%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                        381,000.00
Telefonos de Mexico, SA de CV 4.25%                                                          180,000.00
convertible debentures 2004
Videsh Sanchar Nigam Ltd. (ADR) (India)                                                      629,603.00
Hellenic Telecommunications Organization SA (Greece)                                         280,000.00
Philippine Long Distance Telephone Co. (Philippines)                                         128,850.00
Philippine Long Distance Telephone Co. (ADR)                                                 120,000.00
Global Light Telecommunications Inc. (Canada) /1/ /2/                                        240,000.00
Global Light Telecommunications Inc. /1/                                                     160,000.00


AUTOMOBILES  -  2.38%
Suzuki Motor Corp. (Japan)                                                                 1,147,000.00
Honda Motor Co., Ltd. (Japan)                                                                309,000.00
Bajaj Auto Ltd. (India)                                                                      260,000.00
Nissan Motor Co., Ltd. (Japan)                                                               227,000.00


METALS & MINING  -  2.36%
Cia. Vale do Rio Doce (Brazil)                                                               414,200.00
Pohang Iron & Steel Co., Ltd. (South Korea)                                                  115,000.00
Freeport-McMoRan Copper & Gold Inc., Class B (USA) /1/                                       368,000.00
BHP Billiton PLC (formerly Billiton PLC) (United Kingdom)                                    721,100.00
Anglo American PLC (United Kingdom)                                                          130,400.00


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.15%
Samsung Electronics Co., Ltd. (South Korea)                                                  148,890.00
ASM Pacific Technology Ltd. (Hong Kong)                                                    1,676,100.00
Amkor Technology, Inc. (USA) /1/                                                              58,600.00


MACHINERY  -  1.76%
Metso Oyj (Finland)                                                                          890,000.00
Mitsubishi Heavy Industries, Ltd. (Japan)                                                  2,360,000.00
Sandvik AB (Sweden)                                                                          110,000.00


INSURANCE  -  1.76%
American International Group, Inc. (USA)                                                     130,000.00
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)                                      215,000.00
Old Mutual PLC (South Africa)                                                              1,200,000.00


HOTELS, RESTAURANTS & LEISURE  -  1.53%
McDonald's Corp. (USA)                                                                       355,000.00
Millennium & Copthorne Hotels PLC (United Kingdom)                                         1,980,000.00
Club Mediterranee SA (France)                                                                 30,000.00


PERSONAL PRODUCTS  -  1.31%
Avon Products, Inc. (USA)                                                                    301,000.00


REAL ESTATE  -  1.13%
SM Prime Holdings, Inc. (Philippines)                                                     83,000,000.00
New World China Land Ltd. (Hong Kong) /1/                                                 11,458,200.00
Ayala Land, Inc. (Philippines)                                                             1,870,000.00


ELECTRIC UTILITIES  -  1.03%
Huaneng Power International, Inc., Class H (China)                                         9,000,000.00
AES Corp. (USA) /1/                                                                          210,000.00
Shandong International Power Development Co. Ltd.,                                        12,000,000.00
Class H (China)

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.01%
Lumenis Ltd. (Israel) /1/                                                                    550,000.00


IT CONSULTING & SERVICES  -  1.00%
Infosys Technologies Ltd. (India)                                                            178,000.00


ELECTRICAL EQUIPMENT  -  0.95%
Johnson Electric Holdings Ltd. (Hong Kong)                                                 8,250,000.00
Elektrim SA 3.75% convertible debentures 2004 (Poland)                                     2,100,000.00
LG Cable Ltd. (South Korea)                                                                  110,000.00


AEROSPACE & DEFENSE  -  0.91%
Banco Nacional de Desenvolvimento Economico e Social 6.50%                                 6,000,000.00
convertible debentures 2006 /2/ (Brazil)
EMBRAER - Empresa Brasileira de Aeronautica SA, preferred                                    285,000.00
nominative (ADR)

GAS UTILITIES  -  0.90%
Gas Natural SDG, SA (Spain)                                                                  536,700.00


TRANSPORTATION INFRASTRUCTURE  -  0.87%
Grupo Aeroportuario del Sureste, SA de CV,                                                   325,000.00
Class B (ADR) (Mexico) /1/
Zhejiang Expressway Co. Ltd., Class H (China)                                             15,200,000.00
International Container Terminal Services, Inc.                                           72,683,000.00
(Philippines) /1/

LEISURE EQUIPMENT & PRODUCTS  -  0.83%
Fuji Photo Film Co., Ltd. (Japan)                                                            270,000.00


DISTRIBUTORS  -  0.82%
Li & Fung Ltd. (Hong Kong)                                                                 9,255,000.00


MULTILINE RETAIL  -  0.80%
Wal-Mart de Mexico, SA de CV, Class V (ADR) (Mexico)                                         233,000.00
Organizacion Soriana, SA de CV, Class B (Mexico)                                           1,450,000.00


COMMUNICATIONS EQUIPMENT  -  0.79%
Nokia Corp., Class A (Finland)                                                               168,000.00
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                            466,000.00
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                               170,000.00
Motorola, Inc. (USA)                                                                         120,000.00
Datacraft Asia Ltd. (Singapore)                                                               87,000.00


HOUSEHOLD PRODUCTS  -  0.67%
Kimberly-Clark Corp. (USA)                                                                   130,400.00


CONSTRUCTION MATERIALS  -  0.57%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)                                       3,800,000.00


OTHER INDUSTRIES  -  1.51%
Migros Turk TAS (Turkey)                                                                  79,267,000.00
Sabre Holdings Corp., Class A (USA) /1/                                                      105,098.00
Philip Morris Companies Inc. (USA)                                                            50,200.00
Tubos de Acero de Mexico, SA (ADR) (Mexico)                                                  220,000.00
Compaq Computer Corp. (USA)                                                                  205,300.00
Sony Corp. (Japan)                                                                            40,000.00
VIA NET.WORKS, Inc. (USA) /1/                                                                410,000.00
Rentokil Initial PLC (United Kingdom)                                                         65,000.00
Transcom WorldWide SA, Class B (Sweden) /1/                                                  130,000.00
Transcom WorldWide SA, Class A  /1/                                                           70,000.00


MISCELLANEOUS  -  0.56%
Other equity securities in initial period of acquisition


TOTAL EQUITY SECURITIES: (cost: $1,082.348 million)

                                                                                      Principal Amount
                                                                                            (Millions)
Bonds & Notes

NON-U.S. GOVERNMENT OBLIGATIONS  -  9.71%
Brazil (Federal Republic of):
 Eligible Interest Bond 3.188% 2006 /3/  /4/                                                    $3.110
 3.25% 2009 /2/  /3/  /4/                                                                          3.65
 14.50% 2009                                                                                       3.73
 Bearer 8.00% 2014 /5/                                                                             7.60
 8.875% 2024                                                                                       2.44
 10.125% 2027                                                                                     14.00
Russian Federation:
 8.25% 2010 /2/                                                                                    3.85
 8.25% 2010                                                                                        2.00
 5.00% 2030 /2/  /3/                                                                              29.31
 5.00% 2030 /3/                                                                                    1.50
United Mexican States Government Eurobonds, Global:
 9.875% 2007                                                                                       5.00
 8.625% 2008                                                                                       0.88
 10.375% 2009                                                                                      1.00
 9.875% 2010                                                                                       0.88
 11.375% 2016                                                                                      7.83
 8.30% 2031                                                                                        1.02
Panama (Republic of):
 Interest Reduction Bond 4.75% 2014 /3/ /6/                                                        6.78
 9.375% 2029                                                                                       5.82
Turkey (Republic of) 11.875% 2030                                                                  8.90
Argentina (Republic of):
 Series L, 3.375% Eurobonds 2005 /3/                                                             $.788
 7.00%/15.50% 2008 /6/                                                                             2.03
 12.25% 2018 /5/                                                                                  13.19
Croatian Government:
 Series B, 4.563% 2006 /3/                                                                         0.82
 Series A, 4.529% 2010 /3/                                                                         5.61
Poland (Republic of), Past Due Interest Bond,                                                      5.17
Bearer 6.00% 2014 /3/  /4/
Philippines (Republic of) 10.625% 2025                                                             3.70

WIRELESS TELECOMMUNICATION SERVICES  -  0.78%
PTC International Finance BV 0%/10.75% 2007 /6/                                                    4.00
GLOBE TELECOM, Inc. 13.00% 2009                                                                    3.00
Cellco Finance NV 12.75% 2005                                                                      2.73


TOTAL BONDS AND NOTES: (cost: $119.519 million)



                                                                                      Principal Amount
                                                                                            (Millions)
Short-Term Securities

Corporate Short-Term Notes  -  5.87%
Asset Securitization Corp. 2.58% due 11/19/01 /2/                                                 14.30
Rio Tinto PLC 3.42% due 11/19/01 /2/                                                              12.40
Corporate Asset Funding Co. Inc. 2.26% due 12/06/01 /2/                                           11.70
Merck & Co., Inc. 2.46% due 11/09/01                                                              10.00
Unilever Capital Corp. 2.20% due 12/20/01 /2/                                                      6.00
Monte Rosa Capital Corp. 2.48% due 11/07/01 /2/                                                    4.60
CIT Group, Inc. 2.63% due 11/01/01                                                                 4.38


Federal Agency Discount Notes  - 2.93%
Federal Home Loan Banks 2.285% due 12/19/01                                                        8.00
Federal Home Loan Banks 2.115% due 01/25/02                                                       10.00
Tennessee Valley Authority 2.31% due 11/30/01                                                      9.20
Fannie Mae 2.26% due 12/07/01                                                                      4.50


Non-U.S. Currency  -  0.04%
New Taiwanese Dollar                                                                         NT$14.502


                                                                                                Market
                                                                                                 Value
New World Fund, Inc.                                                                        (Millions)
Investment Portfolio, October 31, 2001

                                                                                                  14.98

                                                                                                  10.55

Equity Securities                                                                                  8.55
                                                                                                   8.48
BANKS  - 7.59%                                                                                     8.30
Unibanco-Uniao de Bancos Brasileiros SA,                                                           0.13
units (GDR) (Brazil)                                                                               8.09
Bank Zachodni WBK (formerly Wielkopolski                                                           8.04
Bank Kredytowy SA) (Poland) /1/                                                                    5.28
Yapi ve Kredi Bankasi AS (Turkey) /1/                                                              4.53
Allied Irish Banks, PLC (Ireland)                                                                  2.78
ICICI Bank Ltd. (India)                                                                            2.17
ICICI Bank Ltd.  (ADR)
HSBC Holdings PLC (United Kingdom)
ABN AMRO Holding NV (Netherlands)
Bank of the Philippine Islands (Philippines)                                                      24.06
DBS Group Holdings Ltd. (Singapore)                                                               14.36
Australia and New Zealand Banking Group Ltd. (Australia)                                          12.25
Shinhan Financial Group Co., Ltd. (South Korea) /1/                                                1.70
                                                                                                  11.91
                                                                                                   8.68
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  7.46%                                                       4.21
Samsung SDI Co., Ltd. (South Korea)                                                                0.04
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                                  3.45
Hon Hai Precision Industry Co., Ltd. (Taiwan)
Hon Hai Precision Industry Co., Ltd. 0%
convertible debentures 2005 /2/
Hankuk Electric Glass Co., Ltd. (South Korea)
Orbotech Ltd. (Israel) /1/                                                                        16.15
Kingboard Chemical Holdings Ltd. (Hong Kong)                                                      11.83
Kingboard Chemical Holdings Ltd., warrants, expire 2003                                            7.93
Venture Manufacturing (Singapore) Ltd (Singapore)                                                  7.05
                                                                                                   6.70
                                                                                                   6.35
PHARMACEUTICALS  -  5.77%                                                                          6.27
Aventis SA (France)
AstraZeneca PLC (United Kingdom)
M/s. Dr. Reddy's Laboratories Ltd. (India)
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                                21.42
Pfizer Inc (USA)                                                                                  12.51
PLIVA d.d. (GDR) (Croatia) /2/                                                                     9.50
Pharmacia Corp. (USA)                                                                              9.07
                                                                                                   2.67
                                                                                                   2.31
OIL & GAS  -  5.33%
Petroleo Brasileiro SA - Petrobras, ordinary
nominative (ADR) (Brazil)
Sasol Ltd. (South Africa)
LUKOIL (ADR) (Russia)                                                                             15.81
BP Finance PLC 3.00% exchangeable bonds 2006 (Russia) /2/                                         15.08
"Shell" Transport and Trading Co., PLC (New York registered)                                      12.96
(United Kingdom)
Gulf Indonesia Resources Ltd. (Indonesia) /1/                                                      8.12


BEVERAGES  -  4.82%
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                               11.07
Coca-Cola Co. (USA)                                                                               10.85
PepsiCo, Inc. (USA)                                                                                0.16
Anheuser-Busch Companies, Inc. (USA)                                                               9.78
                                                                                                   6.91
                                                                                                   5.25
WIRELESS TELECOMMUNICATION SERVICES  -  4.42%                                                      3.55
China Unicom Ltd. (China) /1/
GLOBE TELECOM, Inc., Class A (Philippines) /1/
GLOBE TELECOM, Inc., Class A, (PDR) /1/                                                           10.82
America Movil SA de CV, Series L (ADR) (Mexico)                                                   10.55
COSMOTE Mobile Telecommunications SA (Greece)                                                      7.74
Tele Nordeste Celular Participacoes SA,                                                            4.92
preferred nominative ) (ADR) (Brazil)
China Mobile (Hong Kong) Ltd. (China) /1/                                                          4.78
                                                                                                   2.48
MEDIA  -  4.00%                                                                                    0.88
ABS-CBN Holdings Corp. (PDR) (Philippines)                                                         0.70
Independent News & Media PLC (Ireland)                                                             0.32
BEC World PCL (Thailand)
Globo Cabo SA (ADR) (Brazil) /1/
Grupo Televisa, SA, ordinary participation certificates                                           12.28
(ADR) (Mexico) /1/
Promotora de Informaciones, SA (Spain)                                                             9.46
Antenna TV SA (ADR) (Greece) /1/                                                                   7.59
Benpres Holdings Corp. (Philippines) /1/                                                           6.36
United Pan-Europe Communications NV (Netherlands) /1/                                              5.68
                                                                                                   1.07
FOOD PRODUCTS  -  3.94%
Orkla AS, Class A (Norway)
Nestle SA (Switzerland)
Groupe Danone (France)                                                                            19.14
Sara Lee Corp. (USA)                                                                              12.33
Unilever PLC (United Kingdom)                                                                      9.79
PT Indofood Sukses Makmur Tbk (Indonesia)


PAPER & FOREST PRODUCTS  -  3.82%                                                                 16.02
Sappi Ltd. (South Africa)                                                                         11.65
Votorantim Celulose e Papel SA (ADR) (Brazil)                                                      7.55
Kimberly-Clark de Mexico, SA de CV, Class A (Mexico)                                               0.11


DIVERSIFIED FINANCIALS  -  3.28%
Housing Development Finance Corp. Ltd. (India) /2/                                                12.98
Housing Development Finance Corp. /2/                                                              0.23
First Pacific Co. Ltd. (Hong Kong)                                                                 6.11
ICICI Ltd. (ADR) (India)                                                                           4.55
                                                                                                   0.94
                                                                                                   0.87
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.46%                                                   0.52
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)                                              0.35
Telefonos de Mexico, SA de CV 4.25%
convertible debentures 2004
Videsh Sanchar Nigam Ltd. (ADR) (India)
Hellenic Telecommunications Organization SA (Greece)
Philippine Long Distance Telephone Co. (Philippines)                                              11.78
Philippine Long Distance Telephone Co. (ADR)                                                      11.08
Global Light Telecommunications Inc. (Canada) /1/ /2/                                              1.81
Global Light Telecommunications Inc. /1/                                                           1.00


AUTOMOBILES  -  2.38%
Suzuki Motor Corp. (Japan)                                                                         8.65
Honda Motor Co., Ltd. (Japan)                                                                      7.96
Bajaj Auto Ltd. (India)                                                                            4.09
Nissan Motor Co., Ltd. (Japan)                                                                     3.07
                                                                                                   1.68

METALS & MINING  -  2.36%
Cia. Vale do Rio Doce (Brazil)
Pohang Iron & Steel Co., Ltd. (South Korea)                                                       20.09
Freeport-McMoRan Copper & Gold Inc., Class B (USA) /1/                                             2.34
BHP Billiton PLC (formerly Billiton PLC) (United Kingdom)                                          0.73
Anglo American PLC (United Kingdom)


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.15%                                                       8.71
Samsung Electronics Co., Ltd. (South Korea)                                                        7.94
ASM Pacific Technology Ltd. (Hong Kong)                                                            2.32
Amkor Technology, Inc. (USA) /1/


MACHINERY  -  1.76%                                                                               10.22
Metso Oyj (Finland)                                                                                6.77
Mitsubishi Heavy Industries, Ltd. (Japan)                                                          1.90
Sandvik AB (Sweden)


INSURANCE  -  1.76%                                                                                9.26
American International Group, Inc. (USA)                                                           6.24
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)                                            0.95
Old Mutual PLC (South Africa)


HOTELS, RESTAURANTS & LEISURE  -  1.53%                                                           14.10
McDonald's Corp. (USA)
Millennium & Copthorne Hotels PLC (United Kingdom)
Club Mediterranee SA (France)
                                                                                                   8.96
                                                                                                   3.16
PERSONAL PRODUCTS  -  1.31%                                                                        0.16
Avon Products, Inc. (USA)


REAL ESTATE  -  1.13%                                                                              5.54
SM Prime Holdings, Inc. (Philippines)                                                              2.91
New World China Land Ltd. (Hong Kong) /1/                                                          2.68
Ayala Land, Inc. (Philippines)


ELECTRIC UTILITIES  -  1.03%                                                                      10.95
Huaneng Power International, Inc., Class H (China)
AES Corp. (USA) /1/
Shandong International Power Development Co. Ltd.,
Class H (China)                                                                                   10.83

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.01%
Lumenis Ltd. (Israel) /1/
                                                                                                   7.19
                                                                                                   1.96
IT CONSULTING & SERVICES  -  1.00%                                                                 1.13
Infosys Technologies Ltd. (India)


ELECTRICAL EQUIPMENT  -  0.95%                                                                     4.91
Johnson Electric Holdings Ltd. (Hong Kong)                                                         4.89
Elektrim SA 3.75% convertible debentures 2004 (Poland)
LG Cable Ltd. (South Korea)

                                                                                                   9.66
AEROSPACE & DEFENSE  -  0.91%
Banco Nacional de Desenvolvimento Economico e Social 6.50%
 convertible debentures 2006 /2/ (Brazil)
EMBRAER - Empresa Brasileira de Aeronautica SA,
preferred nominative (ADR)                                                                         4.00
                                                                                                   3.55
GAS UTILITIES  -  0.90%                                                                            1.85
Gas Natural SDG, SA (Spain)


TRANSPORTATION INFRASTRUCTURE  -  0.87%                                                            8.91
Grupo Aeroportuario del Sureste, SA de CV,
Class B (ADR) (Mexico) /1/
Zhejiang Expressway Co. Ltd., Class H (China)
International Container Terminal Services, Inc.
(Philippines) /1/                                                                                  8.84

LEISURE EQUIPMENT & PRODUCTS  -  0.83%
Fuji Photo Film Co., Ltd. (Japan)
                                                                                                   5.51
                                                                                                   3.16
DISTRIBUTORS  -  0.82%
Li & Fung Ltd. (Hong Kong)

                                                                                                   3.52
MULTILINE RETAIL  -  0.80%                                                                         2.02
Wal-Mart de Mexico, SA de CV, Class V (ADR) (Mexico)                                               0.73
Organizacion Soriana, SA de CV, Class B (Mexico)                                                   1.96
                                                                                                   0.28

COMMUNICATIONS EQUIPMENT  -  0.79%
Nokia Corp., Class A (Finland)
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                                  7.24
Telefonaktiebolaget LM Ericsson, Class B (ADR)
Motorola, Inc. (USA)
Datacraft Asia Ltd. (Singapore)
                                                                                                   6.19

HOUSEHOLD PRODUCTS  -  0.67%
Kimberly-Clark Corp. (USA)
                                                                                                   4.97
                                                                                                   2.76
CONSTRUCTION MATERIALS  -  0.57%                                                                   2.35
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)                                               2.07
                                                                                                   1.80
                                                                                                   1.51
OTHER INDUSTRIES  -  1.51%                                                                         0.37
Migros Turk TAS (Turkey)                                                                           0.23
Sabre Holdings Corp., Class A (USA) /1/                                                            0.14
Philip Morris Companies Inc. (USA)                                                                 0.07
Tubos de Acero de Mexico, SA (ADR) (Mexico)
Compaq Computer Corp. (USA)
Sony Corp. (Japan)
VIA NET.WORKS, Inc. (USA) /1/                                                                      6.05
Rentokil Initial PLC (United Kingdom)
Transcom WorldWide SA, Class B (Sweden) /1/
Transcom WorldWide SA, Class A  /1/                                                              868.23


MISCELLANEOUS  -  0.56%
Other equity securities in initial period of acquisition                                  Market Value
                                                                                            (Millions)

TOTAL EQUITY SECURITIES: (cost: $1,082.348 million)


                                                                                                   2.55
                                                                                                   2.65
                                                                                                   3.52
Bonds & Notes                                                                                      6.36
                                                                                                   1.39
NON-U.S. GOVERNMENT OBLIGATIONS  -  9.71%                                                          8.93
Brazil (Federal Republic of):
 Eligible Interest Bond 3.188% 2006 /3/  /4/                                                       3.03
 3.25% 2009 /2/  /3/  /4/                                                                          1.57
 14.50% 2009                                                                                      14.03
 Bearer 8.00% 2014 /5/                                                                             0.72
 8.875% 2024
 10.125% 2027                                                                                      5.62
Russian Federation:                                                                                0.93
 8.25% 2010 /2/                                                                                    1.14
 8.25% 2010                                                                                        0.97
 5.00% 2030 /2/  /3/                                                                               9.47
 5.00% 2030 /3/                                                                                    0.97
United Mexican States Government Eurobonds, Global:
 9.875% 2007                                                                                       5.82
 8.625% 2008                                                                                       6.02
 10.375% 2009                                                                                      7.72
 9.875% 2010
 11.375% 2016                                                                                      0.42
 8.30% 2031                                                                                        0.94
Panama (Republic of):                                                                              5.44
 Interest Reduction Bond 4.75% 2014 /3/ /6/
 9.375% 2029                                                                                       0.80
Turkey (Republic of) 11.875% 2030                                                                  5.46
Argentina (Republic of):                                                                           5.12
 Series L, 3.375% Eurobonds 2005 /3/                                                               3.15
 7.00%/15.50% 2008 /6/
 12.25% 2018 /5/
Croatian Government:                                                                               3.33
 Series B, 4.563% 2006 /3/                                                                         3.29
 Series A, 4.529% 2010 /3/                                                                         1.81
Poland (Republic of), Past Due Interest Bond,
Bearer 6.00% 2014 /3/  /4/
Philippines (Republic of) 10.625% 2025
                                                                                                 113.15
WIRELESS TELECOMMUNICATION SERVICES  -  0.78%
PTC International Finance BV 0%/10.75% 2007 /6/
GLOBE TELECOM, Inc. 13.00% 2009
Cellco Finance NV 12.75% 2005                                                             Market Value
                                                                                            (Millions)

TOTAL BONDS AND NOTES: (cost: $119.519 million)

                                                                                                  14.28
                                                                                                  12.38
                                                                                                  11.67
                                                                                                   9.99
Short-Term Securities                                                                              5.98
                                                                                                   4.60
Corporate Short-Term Notes  -  5.87%                                                               4.38
Asset Securitization Corp. 2.58% due 11/19/01 /2/
Rio Tinto PLC 3.42% due 11/19/01 /2/
Corporate Asset Funding Co. Inc. 2.26% due 12/06/01 /2/
Merck & Co., Inc. 2.46% due 11/09/01                                                               7.98
Unilever Capital Corp. 2.20% due 12/20/01 /2/                                                      9.95
Monte Rosa Capital Corp. 2.48% due 11/07/01 /2/                                                    9.18
CIT Group, Inc. 2.63% due 11/01/01                                                                 4.49


Federal Agency Discount Notes  - 2.93%
Federal Home Loan Banks 2.285% due 12/19/01                                                        0.42
Federal Home Loan Banks 2.115% due 01/25/02
Tennessee Valley Authority 2.31% due 11/30/01
Fannie Mae 2.26% due 12/07/01
                                                                                                  95.30

Non-U.S. Currency  -  0.04%
New Taiwanese Dollar                                                                           1,076.68
                                                                                                   1.94

                                                                                               1,078.61

New World Fund, Inc.
Investment Portfolio, October 31, 2001


                                                                                               Percent
                                                                                                of Net
Equity Securities                                                                               Assets

BANKS  - 7.59%
Unibanco-Uniao de Bancos Brasileiros SA,                                                           0.01
units (GDR) (Brazil)
Bank Zachodni WBK (formerly Wielkopolski                                                           0.98
Bank Kredytowy SA) (Poland) /1/
Yapi ve Kredi Bankasi AS (Turkey) /1/                                                              0.79
Allied Irish Banks, PLC (Ireland)                                                                  0.79
ICICI Bank Ltd. (India)
ICICI Bank Ltd.  (ADR)                                                                             0.78
HSBC Holdings PLC (United Kingdom)                                                                 0.75
ABN AMRO Holding NV (Netherlands)                                                                  0.74
Bank of the Philippine Islands (Philippines)                                                       0.49
DBS Group Holdings Ltd. (Singapore)                                                                0.42
Australia and New Zealand Banking Group Ltd. (Australia)                                           0.26
Shinhan Financial Group Co., Ltd. (South Korea) /1/                                                0.20


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  7.46%
Samsung SDI Co., Ltd. (South Korea)                                                                2.23
Samsung Electro-Mechanics Co., Ltd. (South Korea)                                                  1.33
Hon Hai Precision Industry Co., Ltd. (Taiwan)
Hon Hai Precision Industry Co., Ltd. 0%                                                            1.29
convertible debentures 2005 /2/
Hankuk Electric Glass Co., Ltd. (South Korea)                                                      1.10
Orbotech Ltd. (Israel) /1/                                                                         0.80
Kingboard Chemical Holdings Ltd. (Hong Kong)
Kingboard Chemical Holdings Ltd., warrants, expire 2003                                            0.39
Venture Manufacturing (Singapore) Ltd (Singapore)                                                  0.32


PHARMACEUTICALS  -  5.77%
Aventis SA (France)                                                                                1.50
AstraZeneca PLC (United Kingdom)                                                                   1.10
M/s. Dr. Reddy's Laboratories Ltd. (India)                                                         0.73
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)                                                 0.65
Pfizer Inc (USA)                                                                                   0.62
PLIVA d.d. (GDR) (Croatia) /2/                                                                     0.59
Pharmacia Corp. (USA)                                                                              0.58


OIL & GAS  -  5.33%
Petroleo Brasileiro SA - Petrobras, ordinary nominative                                            1.99
(ADR) (Brazil)
Sasol Ltd. (South Africa)                                                                          1.16
LUKOIL (ADR) (Russia)                                                                              0.88
BP Finance PLC 3.00% exchangeable bonds 2006 (Russia) /2/                                          0.84
"Shell" Transport and Trading Co., PLC                                                             0.25
(New York registered)
(United Kingdom)
Gulf Indonesia Resources Ltd. (Indonesia) /1/                                                      0.21


BEVERAGES  -  4.82%
Fomento Economico Mexicano, SA de CV (ADR) (Mexico)                                                1.47
Coca-Cola Co. (USA)                                                                                1.40
PepsiCo, Inc. (USA)                                                                                1.20
Anheuser-Busch Companies, Inc. (USA)                                                               0.75


WIRELESS TELECOMMUNICATION SERVICES  -  4.42%
China Unicom Ltd. (China) /1/                                                                      1.03
GLOBE TELECOM, Inc., Class A (Philippines) /1/
GLOBE TELECOM, Inc., Class A, (PDR) /1/                                                            1.02
America Movil SA de CV, Series L (ADR) (Mexico)                                                    0.91
COSMOTE Mobile Telecommunications SA (Greece)                                                      0.64
Tele Nordeste Celular Participacoes SA,                                                            0.49
preferred nominative (ADR) (Brazil)
China Mobile (Hong Kong) Ltd. (China) /1/                                                          0.33

MEDIA  -  4.00%
ABS-CBN Holdings Corp. (PDR) (Philippines)                                                         1.00
Independent News & Media PLC (Ireland)                                                             0.98
BEC World PCL (Thailand)                                                                           0.72
Globo Cabo SA (ADR) (Brazil) /1/                                                                   0.46
Grupo Televisa, SA, ordinary participation certificates                                            0.44
(ADR) (Mexico) /1/
Promotora de Informaciones, SA (Spain)                                                             0.23
Antenna TV SA (ADR) (Greece) /1/                                                                   0.08
Benpres Holdings Corp. (Philippines) /1/                                                           0.06
United Pan-Europe Communications NV (Netherlands) /1/                                              0.03

FOOD PRODUCTS  -  3.94%
Orkla AS, Class A (Norway)                                                                         1.14
Nestle SA (Switzerland)                                                                            0.88
Groupe Danone (France)                                                                             0.70
Sara Lee Corp. (USA)                                                                               0.59
Unilever PLC (United Kingdom)                                                                      0.53
PT Indofood Sukses Makmur Tbk (Indonesia)                                                          0.10


PAPER & FOREST PRODUCTS  -  3.82%
Sappi Ltd. (South Africa)                                                                          1.77
Votorantim Celulose e Papel SA (ADR) (Brazil)                                                      1.14
Kimberly-Clark de Mexico, SA de CV, Class A (Mexico)                                               0.91


DIVERSIFIED FINANCIALS  -  3.28%
Housing Development Finance Corp. Ltd. (India) /2/
Housing Development Finance Corp. /2/                                                              2.57
First Pacific Co. Ltd. (Hong Kong)                                                                 0.70
ICICI Ltd. (ADR) (India)                                                                           0.01


DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.46%
Telefonos de Mexico, SA de CV, Class L (ADR) (Mexico)
Telefonos de Mexico, SA de CV 4.25% convertible                                                    1.22
debentures 2004
Videsh Sanchar Nigam Ltd. (ADR) (India)                                                            0.57
Hellenic Telecommunications Organization SA (Greece)                                               0.42
Philippine Long Distance Telephone Co. (Philippines)
Philippine Long Distance Telephone Co. (ADR)                                                       0.17
Global Light Telecommunications Inc. (Canada) /1/ /2/
Global Light Telecommunications Inc. /1/                                                           0.08


AUTOMOBILES  -  2.38%
Suzuki Motor Corp. (Japan)                                                                         1.09
Honda Motor Co., Ltd. (Japan)                                                                      1.03
Bajaj Auto Ltd. (India)                                                                            0.17
Nissan Motor Co., Ltd. (Japan)                                                                     0.09


METALS & MINING  -  2.36%
Cia. Vale do Rio Doce (Brazil)                                                                     0.80
Pohang Iron & Steel Co., Ltd. (South Korea)                                                        0.74
Freeport-McMoRan Copper & Gold Inc., Class B (USA) /1/                                             0.38
BHP Billiton PLC (formerly Billiton PLC) (United Kingdom)                                          0.28
Anglo American PLC (United Kingdom)                                                                0.16


SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  2.15%
Samsung Electronics Co., Ltd. (South Korea)                                                        1.86
ASM Pacific Technology Ltd. (Hong Kong)                                                            0.22
Amkor Technology, Inc. (USA) /1/                                                                   0.07


MACHINERY  -  1.76%
Metso Oyj (Finland)                                                                                0.81
Mitsubishi Heavy Industries, Ltd. (Japan)                                                          0.74
Sandvik AB (Sweden)                                                                                0.21


INSURANCE  -  1.76%
American International Group, Inc. (USA)                                                           0.95
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)                                            0.63
Old Mutual PLC (South Africa)                                                                      0.18


HOTELS, RESTAURANTS & LEISURE  -  1.53%
McDonald's Corp. (USA)                                                                             0.86
Millennium & Copthorne Hotels PLC (United Kingdom)                                                 0.58
Club Mediterranee SA (France)                                                                      0.09


PERSONAL PRODUCTS  -  1.31%
Avon Products, Inc. (USA)                                                                          1.31


REAL ESTATE  -  1.13%
SM Prime Holdings, Inc. (Philippines)                                                              0.83
New World China Land Ltd. (Hong Kong) /1/                                                          0.29
Ayala Land, Inc. (Philippines)                                                                     0.01


ELECTRIC UTILITIES  -  1.03%
Huaneng Power International, Inc., Class H (China)                                                 0.51
AES Corp. (USA) /1/                                                                                0.27
Shandong International Power Development Co. Ltd., )                                               0.25
Class H (China)

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.01%
Lumenis Ltd. (Israel) /1/                                                                          1.01


IT CONSULTING & SERVICES  -  1.00%
Infosys Technologies Ltd. (India)                                                                  1.00


ELECTRICAL EQUIPMENT  -  0.95%
Johnson Electric Holdings Ltd. (Hong Kong)                                                         0.67
Elektrim SA 3.75% convertible debentures 2004 (Poland)                                             0.18
LG Cable Ltd. (South Korea)                                                                        0.10


AEROSPACE & DEFENSE  -  0.91%
Banco Nacional de Desenvolvimento Economico
e Social 6.50%
convertible debentures 2006 /2/ (Brazil)
EMBRAER - Empresa Brasileira de Aeronautica SA,                                                    0.91
preferred nominative (ADR)

GAS UTILITIES  -  0.90%
Gas Natural SDG, SA (Spain)                                                                        0.90


TRANSPORTATION INFRASTRUCTURE  -  0.87%
Grupo Aeroportuario del Sureste, SA de CV, Class B (ADR)                                           0.37
(Mexico) /1/
Zhejiang Expressway Co. Ltd., Class H (China)                                                      0.33
International Container Terminal Services, Inc.                                                    0.17
(Philippines) /1/

LEISURE EQUIPMENT & PRODUCTS  -  0.83%
Fuji Photo Film Co., Ltd. (Japan)                                                                  0.83


DISTRIBUTORS  -  0.82%
Li & Fung Ltd. (Hong Kong)                                                                         0.82


MULTILINE RETAIL  -  0.80%
Wal-Mart de Mexico, SA de CV, Class V (ADR) (Mexico)                                               0.51
Organizacion Soriana, SA de CV, Class B (Mexico)                                                   0.29


COMMUNICATIONS EQUIPMENT  -  0.79%
Nokia Corp., Class A (Finland)                                                                     0.33
Telefonaktiebolaget LM Ericsson, Class B (Sweden)
Telefonaktiebolaget LM Ericsson, Class B (ADR)                                                     0.25
Motorola, Inc. (USA)                                                                               0.18
Datacraft Asia Ltd. (Singapore)                                                                    0.03


HOUSEHOLD PRODUCTS  -  0.67%
Kimberly-Clark Corp. (USA)                                                                         0.67


CONSTRUCTION MATERIALS  -  0.57%
Cheung Kong Infrastructure Holdings Ltd. (Hong Kong)                                               0.57


OTHER INDUSTRIES  -  1.51%
Migros Turk TAS (Turkey)                                                                           0.46
Sabre Holdings Corp., Class A (USA) /1/                                                            0.26
Philip Morris Companies Inc. (USA)                                                                 0.22
Tubos de Acero de Mexico, SA (ADR) (Mexico)                                                        0.19
Compaq Computer Corp. (USA)                                                                        0.17
Sony Corp. (Japan)                                                                                 0.14
VIA NET.WORKS, Inc. (USA) /1/                                                                      0.03
Rentokil Initial PLC (United Kingdom)                                                              0.02
Transcom WorldWide SA, Class B (Sweden) /1/
Transcom WorldWide SA, Class A  /1/                                                                0.02


MISCELLANEOUS  -  0.56%
Other equity securities in initial period of acquisition                                           0.56


TOTAL EQUITY SECURITIES: (cost: $1,082.348 million)                                               80.49

                                                                                            Percent of
                                                                                            Net Assets
Bonds & Notes

NON-U.S. GOVERNMENT OBLIGATIONS  -  9.71%
Brazil (Federal Republic of):
 Eligible Interest Bond 3.188% 2006 /3/  /4/
 3.25% 2009 /2/  /3/  /4/
 14.50% 2009
 Bearer 8.00% 2014 /5/
 8.875% 2024
 10.125% 2027                                                                                      2.36
Russian Federation:
 8.25% 2010 /2/
 8.25% 2010
 5.00% 2030 /2/  /3/
 5.00% 2030 /3/                                                                                    1.79
United Mexican States Government Eurobonds, Global:
 9.875% 2007
 8.625% 2008
 10.375% 2009
 9.875% 2010
 11.375% 2016
 8.30% 2031                                                                                        1.77
Panama (Republic of):
 Interest Reduction Bond 4.75% 2014 /3/ /6/
 9.375% 2029                                                                                       1.10
Turkey (Republic of) 11.875% 2030                                                                  0.72
Argentina (Republic of):
 Series L, 3.375% Eurobonds 2005 /3/
 7.00%/15.50% 2008 /6/
 12.25% 2018 /5/                                                                                   0.63
Croatian Government:
 Series B, 4.563% 2006 /3/
 Series A, 4.529% 2010 /3/                                                                         0.58
Poland (Republic of), Past Due Interest Bond, Bearer 6.00%                                         0.47
2014 /3/  /4/
Philippines (Republic of) 10.625% 2025                                                             0.29

WIRELESS TELECOMMUNICATION SERVICES  -  0.78%
PTC International Finance BV 0%/10.75% 2007 /6/                                                    0.31
GLOBE TELECOM, Inc. 13.00% 2009                                                                    0.30
Cellco Finance NV 12.75% 2005                                                                      0.17


TOTAL BONDS AND NOTES: (cost: $119.519 million)                                                   10.49



                                                                                            Percent of
                                                                                            Net Assets
Short-Term Securities

Corporate Short-Term Notes  -  5.87%
Asset Securitization Corp. 2.58% due 11/19/01 /2/                                                  1.32
Rio Tinto PLC 3.42% due 11/19/01 /2/                                                               1.15
Corporate Asset Funding Co. Inc. 2.26% due 12/06/01 /2/                                            1.08
Merck & Co., Inc. 2.46% due 11/09/01                                                               0.93
Unilever Capital Corp. 2.20% due 12/20/01 /2/                                                      0.55
Monte Rosa Capital Corp. 2.48% due 11/07/01 /2/                                                    0.43
CIT Group, Inc. 2.63% due 11/01/01                                                                 0.41


Federal Agency Discount Notes  - 2.93%
Federal Home Loan Banks 2.285% due 12/19/01
Federal Home Loan Banks 2.115% due 01/25/02                                                        1.66
Tennessee Valley Authority 2.31% due 11/30/01                                                      0.85
Fannie Mae 2.26% due 12/07/01                                                                      0.42


Non-U.S. Currency  -  0.04%
New Taiwanese Dollar                                                                               0.04
                                                                                                   8.84


                                                                                                  99.82
                                                                                                   0.18

                                                                                                 100.00

TOTAL SHORT-TERM SECURITIES: (cost: $95.334 million)


TOTAL INVESTMENT SECURITIES: (cost: $1,297.201 million)
Excess of cash and receivables over payables

NET ASSETS


/1/  Non-income-producing security.
/2/  Purchased in a private placement transaction;
resale may be limited to qualified
    institutional buyers; resale to the public may require registration.
/3/  Coupon rate may change periodically.
/4/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
Therefore, the effective maturities are shorter than the stated maturities.
/5/ Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
/6/ Step bond; coupon rate will increase at a later date.

The descriptions of the companies shown
in the portfolio, which were obtained
from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent
Auditors' Report.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
PDR = Philippine Depositary Receipts

See Notes to Financial Statements

EQUITY SECURITIES APPEARING IN THE                          EQUITY SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE APRIL 30, 2001                              PORTFOLIO SINCE APRIL 30, 2001

AES Corp                                                                            Bangkok Bank
American International Group                                                                BHP
Anglo American                                                                      Check Point
                                                                           Software Technologies
ASM Pacific Technology                                                China Petroleum & Chemical
Banco Nacional de Desenvolvimento Economico                               Cia. Anonima Nacional
                                                                          Telefonos de Venezuela
BEC World                                                                               Cia. De
                                                                     Telecomunicaciones de Chile
C Vale do Rio Doce                                                              Coca-Cola Amatil
COSMOTE Mobile Telecommunications                                   De Beers Consolidated Mines
Dr. Reddy's Laboratories                                                             ECI Telecom
Gas Natural                                                                FLAG Telecom Holdings
Grupo Aeroportuario del Sureste                                               Global TeleSystems
Hellenic Telecommunications                                                    Grupo Financiero
                                                                                 Banamex-Accival
Johnson Electric Holdings                                                        Hindustan Lever
Lumenis                                                                                 Hyundai
                                                                          Electronics Industries
Nissan Motor                                                               Industriforvaltnings
                                                                                     AB Kinnevik
Transcom Worldwide                                                             KGHM Polska Miedz
Unilever                                                                           Korea Telecom
                                                                                          Locus
                                                                               Magyar Tavkozlesi
                                                                       Mahanagar Telephone Nigam
                                                                                       Marubeni
                                                                                          M-Cell
                                                                                            MIH
                                                                           Nasionale Pers Beperk
                                                                        New World Infrastructure
                                                                            Nuevo Grupo Iusacell
                                                                                 Omni Industries
                                                                         Orascom Telecom Holding
                                                                           Panamerican Beverages
                                                                                        Shimano
                                                                         Tecnomatix Technologies
                                                                  Tele Celular Sul Participacoes
                                                                   Telemig Celular Participacoes
                                                                                TTI Team Telecom
                                                                    Turkcell Iletisim Hizmetleri
                                                                           Vimple-Communications

New World Fund
Financial statements

Statement of assets and liabilities
at October 31, 2001                                                       (dollars in       millions)

Assets:
Investment securities at market
(cost: $1,297.201)                                                                         $1,076.678
Cash                                                                                            .054
Receivables for -
Sales of investments                                                           $2.493
Sales of fund's shares                                                          5.067
  Forward currency contracts - net                                               -
Dividends and interest                                                          3.512          11.072
  Other                                                                          -               -
                                                                                            1,087.804
Liabilities:
Payables for -
Purchases of investments                                                        2.768
Repurchases of fund's shares                                                    4.443
  Forward currency contracts - net                                               -
  Dividends on fund's shares                                                     -
Management services                                                             .732
  Bank overdraft                                                                 -
Other expenses                                                                  1.247           9.190
Net assets at October 31, 2001                                                             $1,078.614

Total authorized capital stock - 200,000,000
shares, $.01 par value
Class A shares:
Net assets                                                                                 $1,052.858
Shares outstanding                                                                         55,307,028
Net asset value per share                                                                      $19.04
Class B shares:
Net assets                                                                                    $20.252
Shares outstanding                                                                          1,075,793
Net asset value per share                                                                      $18.82
Class C shares:
Net assets                                                                                     $2.981
Shares outstanding                                                                            158,914
Net asset value per share                                                                      $18.76
Class F shares:
Net assets                                                                                     $2.523
Shares outstanding                                                                            132,940
Net asset value per share                                                                      $18.98


Statement of operations
for the year ended October 31, 2001                                       (dollars in       millions)
Investment income:
Income:
  Interest                                                                    $24.280
  Dividends                                                                    18.553         $42.833

Expenses:
  Management services fee                                                       9.835
  Distribution expenses - Class A                                               2.555
  Distribution expenses - Class B                                               .198
  Distribution expenses - Class C                                               .011
  Distribution expenses - Class F                                               .002
  Transfer agent fee - Class A                                                  1.944
  Transfer agent fee - Class B                                                  .041
Administrative services fees - Class C                                          .007
Administrative services fees - Class F                                          .004
Reports to shareholders                                                         .167
Registration statement and prospectus                                            .340
Postage, stationery and supplies                                                .285
Directors' fees                                                                 .154
Auditing and legal fees                                                         .056
Custodian fee                                                                   .584
Taxes other than federal income tax                                             .045
Other expenses                                                                  .042           16.270
Net investment income                                                                          26.563

Realized loss and unrealized
depreciation on investments:
Net realized loss                                                                            (161.411)
Net unrealized depreciation on
Investments                                                                                   (62.275)
  Open forward currency contracts                                                -
Net realized loss and
unrealized depreciation
on investments                                                                               (223.686)
Net decrease in net assets resulting
from operations                                                                             $(197.123)









Statement of changes in net assets                                       (dollars in       millions)

                                                                                Year           ended
                                                                             October                31
                                                                                  2001            2000
Operations:
Net investment income                                                         $26.563         $20.204
Net realized loss on investments                                             (161.411)         (4.368)
Net unrealized depreciation
on investments                                                                (62.275)       (159.425)
Net decrease in net assets
resulting from operations                                                    (197.123)       (143.589)
Dividends and distributions paid to
shareholders:
Dividends from net investment income:
  Class A                                                                     (20.546)         (6.958)
  Class B                                                                       (.241)           -
 Distributions from net realized gain on investments:
  Class A                                                                        -               -
  Class B                                                                        -               -
  Class C                                                                        -               -
  Class F                                                                        -               -
Total dividends and distributions                                             (20.787)         (6.958)

Capital share transactions:
Proceeds from shares sold                                                     654.403         914.463
Proceeds from shares issued in reinvestment
of net investment income dividends                                             19.657           6.472
Cost of shares repurchased                                                   (672.320)       (214.241)
Net increase in net assets resulting
from capital share transactions                                                 1.740         706.694
Total (decrease) increase in net assets                                      (216.170)        556.147

Net assets:
Beginning of year                                                           1,294.784         738.637
End of year (including undistributed
net investment income: $20.214 and $17.775,
respectively)                                                              $1,078.614      $1,294.784

See notes to financial statements

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - New World Fund, Inc.(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in companies with significant exposure to countries which have developing economies and/or markets.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors. If events occur that materially affect the value of securities (including non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities will be valued at fair value.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to manage its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contracts are recorded in the Statement of Assets and Liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. Purchases and sales of forward currency exchange contracts having the same settlement date and broker are offset and presented net in the Statement of Assets and Liabilities.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 2001, non-U.S. taxes paid were $1,699,000. Realized gain of the fund derived in certain countries is subject to certain non-U.S. taxes. In addition, the fund also provides for non-U.S. taxes on unrealized gain in these countries. For the year ended October 31, 2001, non-U.S taxes paid on realized gain were $354,000, and non-U.S. taxes provided on unrealized gain were $362,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, forward contracts, and other receivables and payables, on a book basis, were $3,540,000 for the year ended October 31, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of October 31, 2001, the cost of investment securities for federal income tax reporting purposes was $1,304,178,000. Net unrealized depreciation on investments aggregated $227,500,000; $45,752,000 related to appreciated securities and $273,252,000 related to depreciated securities. For the year ended October 31, 2001, the fund realized tax basis net capital losses of $158,599,000. The fund had available at October 31, 2001, a net capital loss carryforward totaling $162,923,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. Net losses related to non-U.S. currency and other transactions of $3,081,000 are treated as an adjustment to ordinary income for federal income tax purposes. Other previously deferred capital losses of $269,000 were recognized for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $9,835,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.85% per annum of the first $500 million of net assets decreasing to 0.62% of such assets in excess of $2.5 billion. For the year ended October 31, 2001, the management services fee was equivalent to an annualized rate of 0.79% of average net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended October 31, 2001, aggregate distribution expenses were $2,555,000, equivalent to an annualized rate of 0.21% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended October 31, 2001, aggregate distribution expenses were $198,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended October 31, 2001, aggregate distribution expenses were $11,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended October 31, 2001, aggregate distribution expenses were $2,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of October 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $372,000.

AFD received $3,222,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended October 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $1,985,000 was incurred during the year ended October 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of October 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $162,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended October 31, 2001, total fees under the agreement were $11,000. As of October 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $2,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1999, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of October 31, 2001, the cumulative amount of these liabilities was $203,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Directors are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $523,524,000 and $441,535,000, respectively, during the year ended October 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended October 31, 2001, the custodian fee of $584,000 includes $26,000 that was paid by these credits rather than in cash.

For the year ended October 31, 2001, the fund reclassified $3,080,000 from undistributed net investment income to undistributed net realized gains; and reclassified $257,000 from undistributed net investment income to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of October 31, 2001, net assets consisted of the following:

                                                                                 (dollars in millions)
Capital paid in on shares of capital stock                                                   1,442.210
Undistributed net investment income                                                             20.214
Accumulated net realized loss                                                                 (162.923)
Net unrealized depreciation                                                                   (220.887)
Net assets                                                                                   1,078.614


Capital share transactions in the fund were as follows:

                                                                          Year Ended
                                                                               Amount       October 31
                                                                             Millions           Shares

Class A Shares:                                                               628.936       29,029,308
Sold                                                                           19.423          876,078
Reinvestment of dividends and distributions                                  (661.254)     (30,669,665)
Repurchased                                                                   (12.895)        (764,279)
Net (decrease) increase in Class A
Class B Shares: /1/                                                            13.143          605,515
Sold                                                                            .234            10,580
Reinvestment of dividends and distributions                                    (4.760)        (225,653)
Repurchased                                                                     8.617          390,442
Net increase in Class B
Class C Shares: /2/                                                             5.040          242,189
Sold                                                                             -                 -
Reinvestment of dividends and distributions                                    (1.712)         (83,275)
Repurchased                                                                     3.328          158,914
Net increase in Class C
Class F Shares: /2/                                                             7.284          359,042
Sold                                                                             -                 -
Reinvestment of dividends and distributions                                    (4.594)        (226,102)
Repurchased                                                                     2.690          132,940
Net increase in Class F                                                     $   1.740          (81,983)
Total net increase (decrease) in fund
/1/ Class B shares were not offered
before March 15, 2000.
/2/ Class C and Class F shares were not offered
before March 15, 2001.                                                            <c>              <c>

                                                                               Amount
                                                                             Millions           Shares

Class A Shares:                                                               895.743       32,829,731
Sold                                                                            6.472          241,688
Reinvestment of dividends and distributions                                  (213.848)      (8,199,648)
Repurchased                                                                   688.367       24,871,771
Net (decrease) increase in Class A
Class B Shares: /1/                                                            18.720          701,108
Sold                                                                             -                 -
Reinvestment of dividends and distributions                                    (.393)          (15,757)
Repurchased                                                                    18.327          685,351
Net increase in Class B
Class C Shares: /2/                                                              -                 -
Sold                                                                             -                 -
Reinvestment of dividends and distributions                                      -                 -
Repurchased                                                                      -                 -
Net increase in Class C
Class F Shares: /2/                                                              -                 -
Sold                                                                             -                 -
Reinvestment of dividends and distributions                                      -                 -
Repurchased                                                                      -                 -
Net increase in Class F                                                     $ 706.694       25,557,122
Total net increase (decrease) in fund
/1/ Class B shares were not offered
before March 15, 2000.
/2/ Class C and Class F shares were not offered
before March 15, 2001.

Per-share data and ratios

                                                                             Class A
                                                                                           Year Ended
                                                                                 2001             2000
Net asset value, beginning of year                                            $22.81           $23.67

  Income from investment operations :
  Net investment income                                                          .47              .42

  Net losses on securities                                                     (3.87)           (1.08)
(both realized and unrealized)
    Total from investment operations                                           (3.40)            (.66)

  Less distributions :
  Dividends (from net investment income)                                        (.37)            (.20)

Net asset value, end of year                                                  $19.04           $22.81

Total return /3/                                                            (15.14)%          (2.91)%

Ratios/supplemental data:

  Net assets, end of year (in millions)                                       $1,053           $1,279

  Ratio of expenses to average net assets                                       1.29%            1.35%

  Ratio of net income to average net assets                                     2.15%            1.61%

                                                                                              Class B
                                                                                Year
                                                                               ended      March 15 to
                                                                        October 31,       October 31,
                                                                                2001         2000 /2/
Net asset value, beginning of period                                          $22.71           $29.09

  Income from investment operations :
  Net investment income /1/                                                      .28              .20

  Net losses on securities                                                     (3.85)           (6.58)
(both realized and unrealized) /1/
    Total from investment operations                                           (3.57)           (6.38)

  Less distributions :
  Dividends (from net investment income)                                        (.32)             .00

Net asset value, end of period                                                $18.82           $22.71

Total return /3/                                                            (15.91)%         (21.93)%

Ratios/supplemental data:

  Net assets, end of period (in millions)                                        $20              $16

  Ratio of expenses to average net assets                                       2.13%            2.03%

  Ratio of net income to average net assets                                     1.32%             .93%


Supplemental data - all classes                                                                 Ended
                                                                                Year      October31,
                                                                                 2001             2000
Portfolio turnover rate                                                        40.13%           30.07%


1) Based on average shares outstanding.
2) Based on operations for the period shown and, accordingly, not representative of a full year
(unless otherwise noted).
3) Total returns exclude all sales
charges, including contingent deferred
 sales charges.
4) Annualized.



Per-share data and ratios                                                 June 17 to
                                                                         October 31,
                                                                            1999 /2/
                                                                              $23.56

Net asset value, beginning of year
                                                                                 .16
  Income from investment operations :
  Net investment income                                                         (.05)

  Net losses on securities                                                       .11
(both realized and unrealized)
    Total from investment operations
                                                                                 .00
  Less distributions :
  Dividends (from net investment income)                                      $23.67

Net asset value, end of year                                                     .47%

Total return /3/

Ratios/supplemental data:                                                       $739

  Net assets, end of year (in millions)                                         1.46%

  Ratio of expenses to average net assets                                       1.83%

  Ratio of net income to average net assets                                  Class C          Class F

                                                                         March 15 to      March 15 to
                                                                         October 31,      October 31,
                                                                            2001 /2/         2001 /2/
                                                                              $21.44           $21.57

Net asset value, beginning of period
                                                                                 .09              .21
  Income from investment operations :
  Net investment income /1/                                                    (2.77)           (2.80)

  Net losses on securities                                                     (2.68)           (2.59)
(both realized and unrealized) /1/
    Total from investment operations
                                                                                 .00              .00
  Less distributions :
  Dividends (from net investment income)                                      $18.76           $18.98

Net asset value, end of period                                              (12.50)%         (12.01)%

Total return /3/

Ratios/supplemental data:                                                         $3               $3

  Net assets, end of period (in millions)                                       2.19%            1.40%

  Ratio of expenses to average net assets                                        .69%            1.62%

  Ratio of net income to average net assets
                                                                          June 17 to
                                                                            1999 /2/
Supplemental data - all classes                                                  1999
                                                                                 .83%

Portfolio turnover rate

1) Based on average shares outstanding.
2) Based on operations for the period shown and, accordingly, not representative of a full year
(unless otherwise noted).
3) Total returns exclude all sales
charges, including contingent deferred
 sales charges.
4) Annualized.

Independent Auditors' Report

To the Board of Directors and Shareholders of New World Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the "Fund"), including the investment portfolio, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for the period June 17, 1999, commencement of operations, to October 31, 1999, and each of the two years in the period endedOctober 31, 2001, for Class A shares, and the period March 15, 2000 (inception) through October 31, 2000 and the year ended October 31, 2001 for Class B shares, and the period March 15, 2001 (inception) through October 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of New World Fund, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for the period June 17, 1999, commencement of operations, to October 31, 1999, and each of the two years in the period then ended October 31, 2001 for Class A shares, and the period March 15, 2000 (inception) through October 31, 2000 and the year ended October 31, 2001 for Class B shares, and the period March 15, 2001 (inception) through October 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 30, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year ended October 31, 2001 is $2,053,000. Foreign source income earned by the fund for the fiscal year ended October 31, 2001 was $40,695,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 5% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RETURNS (UNAUDITED)

CLASS B, CLASS C AND CLASS F

RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2001
(THE MOST RECENT CALENDAR QUARTER):

                                             ONE YEAR       LIFE OF CLASS

CLASS B SHARES
Reflecting applicable contingent             -27.93%        -27.57%/1/
deferred sales charge (CDSC),
maximum of 5%, payable only if
shares are sold  within six years of
purchase
Not reflecting CDSC                          -24.20         -25.66/1/
CLASS C SHARES
Reflecting (CDSC), maximum of 1%,            -              -16.56/2/
payable only if shares are sold
within one year of purchase
Not reflecting CDSC                          -              -15.72/2/

CLASS F SHARES
Not reflecting annual asset-based            -              -15.30/2/
fee charged by sponsoring firm

/1/Average annual compound return from March 15, 2000, when Class B shares first became available.

/2/Total return from March 15, 2001, when Class C and Class F shares first became available.


BOARD OF DIRECTORS

ELISABETH ALLISON
Cambridge, Massachusetts
Administrative Director, ANZI, Ltd. (financial publishing and consulting); publishing consultant,
Harvard Medical School

GINA H. DESPRES
Washington, D.C.
Chairman of the Board of the fund
Senior Vice President, Capital Research and
Management Company

ROBERT A. FOX
Livingston, California
Managing General Partner, Fox Investments, LP;
Professor and Executive in Residence, University of California, Davis; former President and Chief Executive Officer, Foster Farms Inc.

ALAN GREENWAY
La Jolla, California
Private investor; President, Greenway Associates,
Inc. (management consulting services)

KOICHI ITOH
Tokyo, Japan
Former President, Autosplice KK; former President and Chief Executive Officer, IMPAC (management consulting services); former Managing Partner,
VENCA Management (venture capital)

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio; President,
Greenspring Company; former President,
American Public Media Group
ROBERT W. LOVELACE
Los Angeles, California
President of the fund
President and Director, Capital Research Company;
Vice President, Capital Research and
Management Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance, Graduate School of Business, Stanford University

WILLIAM I. MILLER
Columbus, Indiana
Chairman of the Board,
Irwin Financial Corporation

ALESSANDRO OVI
Rome, Italy
Chief Executive Officer, Tecnitel

KIRK P. PENDLETON
Huntingdon Valley, Pennsylvania
Chairman of the Board and Chief Executive Officer,
Cairnwood, Inc. (venture capital investment)

DONALD E. PETERSEN
Birmingham, Michigan
Retired; former Chairman of the Board and Chief
Executive Officer, Ford Motor Company


OTHER OFFICERS

MARK E. DENNING
London, England
Senior Vice President of the fund
Director, Capital Research and
Management Company

DAVID C. BARCLAY
Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

ALWYN HEONG
New York, New York
Vice President of the fund
Senior Vice President,
Capital Research Company

JOSEPH R. HIGDON
Washington, D.C.
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

CARL M. KAWAJA
San Francisco, California
Vice President of the fund
Senior Vice President,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

DAYNA YAMABE
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group,
Capital Research and Management Company

[logo - American Funds(sm)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in New World Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.84% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses 0.90% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (0.11% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of New World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA KBD/INS/5392
Lit. No. NWF-011-1201

THE CAPITAL GROUP COMPANIES
Capital International
Capital Guardian
Capital Research and Management
Capital Bank and Trust
American Funds